Exhibit 10.44

EXECUTION

AMENDMENT NO. 7 TO
MASTER REPURCHASE AGREEMENT

Amendment No. 7 to Master Repurchase Agreement (the “Amendment”), dated as of May 26, 2020, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and AmeriHome Mortgage Company, LLC (the “Seller”).

RECITALS

The Buyer and the Seller are parties to that certain (a) Master Repurchase Agreement, dated as of July 24, 2015 (as amended by Amendment No. 1, dated as of October 15, 2015, Amendment No. 2, dated as of May 31, 2016, Amendment No. 3, dated as of August 11, 2016, Amendment No. 4, dated as of May 30, 2017, Amendment No. 5, dated as of June 5, 2018 and Amendment No. 6, dated as of May 28, 2019, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of July 24, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.         Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“FHA, VA and RD Streamlined Mortgage Loan” shall mean a refinance Mortgage Loan available to Mortgagors with existing FHA Loans, VA Loans and RD Loans and such Mortgage Loan is the subject of an FHA Mortgage Insurance Certificate, VA Loan Guaranty Agreement or RD Loan Guaranty Agreement, as applicable.

“Index Rate” shall have the meaning specified in the Pricing Letter.

“One-Month LIBOR” shall have the meaning specified in the Pricing Letter.

“Overnight LIBOR” shall have the meaning specified in the Pricing Letter.

“Successor Rate” shall mean a rate determined by Buyer in accordance with Section 5(e) hereof.

SECTION 2.         Price Differential; Collections; Income Payments.  Section 5 of the Existing Repurchase Agreement is hereby amended by adding the following new subsection at the end thereof:

(e)           If Buyer determines that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining One-Month LIBOR or Overnight LIBOR, Buyer shall give prompt notice thereof to Seller, whereupon the Index Rate and Operating Account Rate, until such notice has been withdrawn by Buyer, shall be an alternative per annum rate based on an index approximating the behavior of One-Month LIBOR or Overnight LIBOR, as applicable, as determined by Buyer in its sole discretion (such rate, a “Successor Rate”).

SECTION 3.         General Interpretive Principles.  Section 36 of the Existing Repurchase Agreement is hereby amended by deleting the reference to Section 5-102(7) and replacing it with a reference to Section 1-201(b)(20).

SECTION 4.         Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1.         Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller;

(b)           Amendment No. 15 to Pricing Letter, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller; and

(c)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5.         Ratification of Agreement.  As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 6.         Representations and Warranties.  The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement.  The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 7.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8.         Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.         Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.  The original documents shall be promptly delivered, if requested.

SECTION 10.       Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11.       GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.  NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/s/ Gary Timmerman
Name: Gary Timmerman
Title: Managing Director

By:	/s/ Ari Lash
Name: Ari Lash
Title: Executive Director

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

By:	/s/ Kathleen Conte
Name: Kathleen Conte
Title: SCP – Capital Markets

Signature Page to Amendment No. 7 to Master Repurchase Agreement